UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 16, 2005
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                      Community Investors Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


Ohio                                     0-25470                 34-1779309
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


119 South Sandusky Avenue, Bucyrus, Ohio                                44820
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (419) 562-7055
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                               Not Applicable
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            (Former name, former address and former fiscal year,
                        if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing
            Rule or Standard; Transfer of Listing.

      On May 16, 2005, the Board of Directors of Community Investors Bancorp, Inc. (the "Company") took action that may result in the Company voluntarily delisting its common stock from the Nasdaq SmallCap Market System. Specifically, the Board adopted resolutions approving a plan to end the Company's obligation to file reports with the Securities and Exchange Commission. The plan, which involves a 1-for-225 reverse split of the Company's common stock, followed immediately by a 225-for-1 forward split, is subject to approval by the holders of a majority of the issued and outstanding shares of the Company's common stock. The proposal will be submitted to the stockholders at a special meeting, currently expected to be held in July, 2005.

      If the proposed stock split transaction is approved and completed, the Company expects to deregister its common stock under the Securities Exchange Act of 1934 (the "1934 Act") and suspend its reporting obligations under the 1934 Act, at which point the common stock will cease to be eligible for trading on the Nasdaq SmallCap Market. The Company currently anticipates that its common stock will be quoted on the OTC Bulletin Board or in the Pink Sheets, subject to market makers continuing to make a market in the Company's common stock.

      On May 17, 2005, the Company issued a press release announcing the plan, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01   Other Events.

      On May 17, 2005, the Company issued a press release announcing that its Board of Directors has approved a 1-for-225 reverse split of the Company's common stock. If the Company's stockholders approve the proposed amendments to the articles of incorporation and the stock split transaction is implemented, the Company anticipates having fewer than 300 stockholders of record, which would enable the Company to terminate the registration of its common stock under the 1934 Act voluntarily. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   The following exhibit is included with this Report:

      Exhibit No.    Description
      -----------    -----------

      99.1           Press Release, dated May 17, 2005


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  COMMUNITY INVESTORS BANCORP, INC.


                                  By:    /s/ Thomas G. Kalb
                                         ------------------------
                                  Name:  Thomas G. Kalb
                                  Title: Vice President and Chief
                                         Financial Officer

Date: May 17, 2005


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